UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2024

Beneficient

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41715	72-1573705
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

325 North St. Paul Street, Suite 4850

Dallas, Texas 75201

(Address of Principal Executive Offices, and Zip Code)

(214) 445-4700

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, par value $0.001 per share	BENF	Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, par value $0.001 per share, and one share of Series A convertible preferred stock, par value $0.001 per share	BENFW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 28, 2023, Beneficient (the “Company”) received a deficiency letter from The Nasdaq Stock Market, LLC (“Nasdaq”) indicating that for the previous 30 consecutive trading days, the closing bid price of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), had been below the minimum $1.00 per share required for continued listing on Nasdaq under Listing Rule 5450(a)(1) (the “Bid Price Rule”). The Company was provided an initial period of 180 calendar days, or until May 28, 2024, to regain compliance with the Bid Price Rule.

On March 22, 2024, the Company received a letter from Nasdaq advising that the Nasdaq Staff (the “Staff”) had determined that, as of March 21, 2024, the Company’s Class A Common Stock had a closing bid price of $0.10 or less for at least ten consecutive trading days. Accordingly, the Company is subject to the provisions contemplated under Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stocks Rule”). As a result, the Staff determined to delist the Company’s securities from The Nasdaq Capital Market (the “Staff Determination”), unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”) pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

The Company plans to appeal the Staff Determination to the Panel. An appeal of the Staff Determination results in a hearing before the Panel to present the Company’s plan to regain compliance with the applicable listing requirements. Pending the hearing, the Company’s Class A Common Stock and warrants will continue to be listed on The Nasdaq Capital Market as, under the Nasdaq Listing Rules, such a request automatically stays the delisting at least until the hearing process concludes. There can be no assurance that the Panel will approve the Company’s plan to regain compliance with the applicable listing requirements.

The Company is evaluating available options to resolve the noncompliance matters described herein and intends to take appropriate steps to maintain its listing on Nasdaq, including, if necessary implementing a reverse stock split to regain compliance with both the Bid Price Rule and the Low Priced Stocks Rule. As previously announced by the Company on March 22, 2024, the Company obtained stockholder approval for a reverse stock split of the Company’s Class A Common Stock and Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), at a ratio in the range of 1-for-10 to 1-for-100, with the exact ratio to be determined by the Company’s Board of Directors, if at all. However, there can be no assurance that the Panel will grant the Company’s request for continued listing, that the Company will be able meet the continued listing requirements during any compliance period that may be granted by the Panel or that effecting a reverse stock split of its Common Stock will enable the Company to satisfy continued listing criteria and maintain the listing of its securities on The Nasdaq Capital Market.

Item 3.02	Unregistered Sales of Equity Securities.

Series B-4 Vendor Transaction

On March 27, 2024, the Company issued 6,932 shares of its Series B-4 Resettable Convertible Preferred Stock, par value $0.001 per share (the “Series B-4 Preferred Stock”), with such Series B-4 Preferred Stock being convertible into shares of the Company’s Class A Common Stock, to a consultant of the Company in connection with business advisory services rendered to the Company.

The issuance of the Series B-4 Preferred Stock was not registered under the Securities Act of 1933, as amended (the “Securities Act”), and was issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The Series B-4 Preferred Stock is convertible into Class A Common Stock initially at a conversion price of $0.0673 per share (the “B-4 Conversion Price”). The B-4 Conversion Price is subject to reset from time to time and a floor price of $0.03365 per share. A maximum of 2,060,030 shares of Class A Common Stock may be issued upon conversion of the Series B-4 Preferred Stock. The information in Item 5.03 concerning the material terms of the Series B-4 Preferred Stock is incorporated by reference herein.

Class A Common Stock Vendor Transaction

On March 26, 2024, the Company issued 3,920,208 shares of Class A Common Stock to a consultant of the Company in connection with customer referral services rendered to the Company.

The issuance of the Class A Common Stock was not registered under the Securities Act and was issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

Item 3.03	Material Modifications to Rights of Security Holders.

The disclosure required by this Item 3.03 is included in Item 5.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series B-4 Preferred Stock

On March 27, 2024, the Company filed a certificate of designation (the “B-4 Certificate of Designation”) with the Secretary of State of Nevada, effective as of the time of filing, designating the rights, preferences, privileges and restrictions of the shares of the Series B-4 Preferred Stock. The material terms of the Series B-4 Preferred Stock are described below.

Optional Conversion

Each share of Series B-4 Preferred Stock is convertible, at the option of the holder thereof upon two business days’ written notice to the Company, into a number of shares of Class A Common Stock that is equal to $10.00 divided by the B-4 Conversion Price then in effect as of the date of such notice (the “B-4 Conversion Rate”). The B-4 Conversion Price shall be subject to reset on each date (each such date, a “B-4 Reset Date”) that is the last day of each month following the date of issuance of the Series B-4 Preferred Stock (the “B-4 Original Issue Date”). On each B-4 Reset Date, the B-4 Conversion Price shall be increased or decreased to the five day trailing volume weighted average price of the Class A Common Stock on the Nasdaq Capital Market or such other national securities exchange on which the Class A Common Stock is listed for trading as of the applicable B-4 Reset Date as reported by Bloomberg Financial Markets or an equivalent reporting service as determined by the Company (the “Prevailing Market Price”), provided that in no event shall the reset B-4 Conversion Price be lower than 50% of the initial B-4 Conversion Price or higher than the initial B-4 Conversion Price, in each case subject to adjustments for stock dividends, splits or combinations, reorganizations, recapitalizations or similar transactions.

Mandatory Conversion

Each outstanding share of Series B-4 Preferred Stock will automatically convert into a number of shares of Class A Common Stock (the “B-4 Mandatory Conversion”) as is determined by the B-4 Conversion Rate then in effect on the date (the “B-4 Mandatory Conversion Date”) that is the earliest to occur of: (a) the last day of the month in which the fifth anniversary of the B-4 Original Issue Date occurs, if either the Company has filed all annual reports on Form 10-K and quarterly reports on Form 10-Q that are then required to have been filed in the preceding twelve months with the United States Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a resale registration statement with respect to the shares of Class A Common Stock underlying the Series B-4 Preferred Stock (the “B-4 Resale Registration Statement”) has become effective and is in full force and effect at the time of such B-4 Mandatory Conversion and (b) if the conditions of clause (a) are not met on the date that is the last day of the month in which the fifth anniversary of the B-4 Original Issue Date occurs, the first date thereafter on which any shares of Series B-4 Preferred Stock may be resold pursuant to Rule 144 under the Securities Act, or the B-4 Resale Registration Statement has become effective. Notwithstanding the foregoing, the Series B-4 Preferred Stock shall not convert into Class A Common Stock to the extent such conversion would cause a holder to exceed 4.99% (the “B-4 Beneficial Ownership Limitation”) of the number of shares of the Class A Common Stock outstanding immediately after giving effect to the issuance of shares of Class A Common Stock issuable upon conversion of Series B-4 Preferred Stock held by the applicable holder and to the extent a conversion would cause a holder to exceed the B-4 Beneficial Ownership Limitation, the conversion of the portion of such conversion that would exceed the B-4 Beneficial Ownership Limitation shall be delayed until the first day the conversion of such portion would not cause the holder to exceed the B-4 Beneficial Ownership Limitation. Further, to the extent any such share of Series B-4 Preferred Stock has not otherwise automatically converted into shares of Class A Common Stock, the B-4 Conversion Price for such shares shall be subject to additional resets on the terms described in the B-4 Certificate of Designation on the last date of each month.

Ranking

Series B-4 Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank: (a) senior to the Company’s Class A Common Stock and Class B Common Stock; (b) pari passu with the Company’s Series A Convertible Preferred Stock, par value $0.001 per share, Series B-1 Resettable Convertible Preferred Stock, par value $0.001 per share, Series B-2 Resettable Convertible Preferred Stock, par value $0.001 per share and Series B-3 Resettable Convertible Preferred Stock, par value $0.001 per share; (c) senior, pari passu or junior with respect to any other series of preferred stock, as set forth in the Certificate of Designation with respect to such preferred stock; and (d) junior to all existing and future indebtedness of the Company.

Liquidation Preference

In the event of any liquidation or dissolution of the Company, no distributions of available funds and assets will be made to the holders of capital stock junior to the Series B-4 Preferred Stock until the holders of Series B-4 Preferred Stock receive a per share amount equal to $10.00.

Dividends

Dividends will be paid on the Series B-4 Preferred Stock on an as-converted basis when, as, and if paid on the Class A Common Stock.

Voting Rights

Except as required by law, the holders of Series B-4 Preferred Stock shall not be entitled to vote at any meeting of the stockholders for election of members of the Board of Directors of the Company or for any other purpose or otherwise to participate in any action taken by the Company or the stockholders thereof, or to receive notice of any meeting of stockholders.

The foregoing summary of the B-4 Certificate of Designation does not purport to be complete and is subject to, and qualified in its entirety by, such document, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits and Financial Statements.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation of Series B-4 Resettable Convertible Preferred Stock.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements reflect the Company’s views with respect to future events as of the date of this document and are based on the Company’s management’s current expectations, estimates, forecasts, projections, assumptions, beliefs and information. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. All such forward-looking statements are subject to risks and uncertainties, many of which are outside of the Company’s control, and could cause future events or results to be materially different from those stated or implied in this document. It is not possible to predict or identify all such risks. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: the Company’s ability to cure any deficiencies and maintain compliance with the Nasdaq Listing Rules; the Company’s eligibility for additional compliance periods, if necessary, in which to seek to regain compliance with the Nasdaq Listing Rules; the Company’s intention to request a hearing before the Panel; the Company’s decision to effect a reverse stock split of the Company’s Common Stock to maintain the Company’s listing on Nasdaq; the Company’s ability to ultimately obtain relief or extended periods to regain compliance from Nasdaq, if necessary, or to meet applicable Nasdaq requirements for any such relief or extension; and risks related to the substantial costs and diversion of management’s attention and resources due to these matters, and the risk factors that are described under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document and in the Company’s SEC filings. The Company expressly disclaims any obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFICIENT

By:	/s/ James G. Silk
Name:	James G. Silk
Title:	Executive Vice President and Chief Legal Officer
Dated:	March 28, 2024